UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2008

NUTRITION 21, INC.
(Exact name of registrant as specified in its charter)

New York	0-14983	11-2653613
(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(IRS Employer Identification No.)

4 Manhattanville Road, Purchase, New York	10577
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 701-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board elected Mark Stenberg on April 2, 2008 as a director of Nutrition 21, Inc. (the “Company”), effective April 7, 2008. Mr. Stenberg also continues to serve as Senior Vice President, a position to which he was elected on November 9, 2006. Until the acquisition by the Company of Iceland Health, Inc. on August 26, 2006, Mr., Stenberg, who owned 50% of Iceland Health, served as Chief Executive Officer of that company.

As Mr. Stenberg’s share of the consideration paid by the Company to the owners of Iceland Health, the Company made a cash payment of $500,000 to Mr. Stenberg and has issued to him 4,750,000 shares of common stock and a 5% secured note in the principal amount of $1,250,000. The entire principal amount of the note, and all interest accruing thereon, is due on August 25, 2009. As of April 7, 2008 accrued interest on the note aggregated $101,562. The Company also agreed to pay to Mr. Stenberg up to $1,250,000 in earn out payments based on 3% of the amount by which Net Sales of Eligible Products (each as defined) in successive one-year periods after the Closing exceed $10,000,000. As of December 31, 2007, the earn out accruals and payments aggregated to $256,000.

Mr. Stenberg is employed by the Company under a three-year employment agreement that was signed in connection with the acquisition. Under the agreement, the Company pays to Mr. Stenberg a base salary of $225,000 per year. In addition, for each full fiscal year during his employment in which the Company has positive EBITDA, the Company will pay to him a bonus equal to 0.25% (but not more than $50,000) of the Company's direct response sales in excess of $30 million during such fiscal year, plus 2.5% (but not more than $100,000) of any direct response operating profits in excess of $3 million during such fiscal year. As of April 7, 2008, there were no bonus accruals or payments. The employment agreement terminates on August 25, 2009.

Copies of the employment agreement and the promissory note and of additional acquisition documents are filed as exhibits to the Company’s Report on Form 8-K filed with the Securities and Exchange Commission on August 29, 2006, all of which are incorporated herein by reference.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS	Description

4.1	Form of promissory note issued by the Company to Mark Stenberg, incorporated by reference to the Company’s Report on Form 8-K filed August 29, 2006.

10.1	Form of employment agreement by and between the Company and Mark Stenberg, incorporated by reference to the Company’s Report on Form 8-K filed August 29, 2006.

10.2	Form of confidentiality and non-compete agreement executed by Mark H. Stenberg, incorporated by reference to the Company’s Report on Form 8-K filed August 29, 2006.

10.3	Form of security agreement for notes filed as Exhibit 4.1, incorporated by reference to the Company’s Report on Form 8-K filed August 29, 2006.

99.1	Press Release issued April 7, 2008 announcing the election of Mark Stenberg as a director, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Nutrition 21, Inc. (Registrant)

Date: April 8, 2008	By: /s/ Gerard Butler
Gerard Butler Co-Chief Executive Officer

By: /s/ Michael Fink
Michael Fink Co-Chief Executive Officer

Index to Exhibits

(d) EXHIBITS	Description

4.1	Form of promissory note issued by the Company to Mark Stenberg, incorporated by reference to the Company’s Report on Form 8-K filed August 29, 2006.

10.1	Form of employment agreement by and between the Company and Mark Stenberg, incorporated by reference to the Company’s Report on Form 8-K filed August 29, 2006.

10.2	Form of confidentiality and non-compete agreement executed by Mark H. Stenberg, incorporated by reference to the Company’s Report on Form 8-K filed August 29, 2006.

10.3	Form of security agreement for notes filed as Exhibit 4.1, incorporated by reference to the Company’s Report on Form 8-K filed August 29, 2006.

99.1	Press Release issued April 7, 2008 announcing the election of Mark Stenberg as a director, filed herewith.